                                                                   Exhibit 99.3




             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)
                                    OVERVIEW

GENERAL

    The following pro forma condensed consolidated financial information is based on the historical consolidated financial statements of LaBranche &
Co Inc. and Subsidiaries (together the "Company") after giving effect to the reorganization and related transactions to convert from a partnership to corporate form (the "Reorganization Transactions"), the pending acquisitions of Henderson Brothers Holdings, Inc. ("Henderson Brothers") and Webco
Securities, Inc. ("Webco") including (i) the application of proceeds of the offering of the senior subordinated notes as payment for the Henderson Brothers acquisition and a portion of the cash purchase price for the Webco acquisition and (ii) the issuance of senior promissory notes and common stock and the payment of the remaining cash purchase price in connection with the purchase of Webco (the "Acquisition Transactions"). The Reorganization Transactions and the Acquisition Transactions are described in greater detail below. The pro forma condensed consolidated statement of financial condition presents the Acquisition Transactions as if they occurred on December 31, 1999. The pro forma condensed consolidated statement of operations for the year ended December 31, 1999 presents the results of the Company as if the Reorganization Transactions and the Acquisition Transactions occurred on January 1, 1999.

    The pro forma condensed consolidated financial information has been prepared by the Company's management and is not necessarily indicative of the results that would have been achieved had the Reorganization Transactions and the Acquisition Transactions occurred on the dates indicated or that may be achieved in the future. The unaudited pro forma financial information should be read in conjunction with the audited historical financial statements of the Company, Henderson Brothers and Webco included elsewhere in this prospectus.

REORGANIZATION TRANSACTIONS

    On August 24, 1999, the Company completed an initial public offering of common stock and concurrently completed the following Reorganization
Transactions:

    - The limited partners of LaBranche & Co. redeemed their interests for $140.2 million in cash, a $16.0 million note, $350,000 of subordinated indebtedness and 558,666 shares of common stock of LaBranche & Co Inc. with a value of $7.8 million, for a total purchase price of $164.4 million.

    - The members of LaB Investing Co. L.L.C. exchanged their membership interests in LaB Investing Co. L.L.C. for $9.0 million in cash and 34,816,334 shares of common stock of LaBranche & Co Inc.

    - $5.0 million of subordinated debt at an interest rate of 10.0% was repaid.

    In addition, simultaneously with the initial public offering, LaBranche & Co Inc. incurred indebtedness with a principal amount of $100.0 million.

    Prior to the reorganization, as a limited liability company, LaB Investing Co. L.L.C. was not subject to federal or state income taxes, but was subject to New York City unincorporated business tax. Subsequent to the reorganization, the Company is subject to federal, state and local income taxes.

                                  (UNAUDITED)
                                    OVERVIEW

    The redemption of limited partnership interests was accounted for as a step acquisition under the purchase method of accounting. The excess of purchase price over the limited partners' capital accounts was allocated to intangible assets with corresponding respective lives as follows:

INTANGIBLE ASSET                                             AMOUNT      LIFE
----------------                                            --------   --------
Specialist Stock Listing..................................   $ 93.6    40 years
Trade Name................................................     26.6    40 years
Goodwill..................................................      7.2    15 years
                                                             ------
                                                             $127.4
                                                             ======

ACQUISITIONS SUBSEQUENT TO YEAR END

    The Company will account for the acquisitions of Henderson Brothers and Webco under the purchase method of accounting. Accordingly, the Company will establish a new basis of accounting for Henderson Brothers and Webco's assets and liabilities based upon their fair values and the purchase price including the costs associated with the acquisitions. The purchase accounting adjustments made in connection with the development of pro forma condensed consolidated financial statements are preliminary and have been made solely for purposes of developing such pro forma consolidated financial information. The Company expects to finalize the purchase accounting in its financial statements for the quarter ended March 31, 2000. The pro forma adjustments do not reflect any operating efficiencies or cost savings that may be achieved with respect to the combined company.

    Actual compensation expense for Henderson Brothers and Webco has been adjusted for eighteen employees who were extended employment contracts. No other compensation adjustments have been made in connection with the development of the pro forma condensed consolidated results of operations. Additionally, compensation expense includes $8.2 million for three employees of Henderson Brothers and five employees of Webco who retired upon the completion of the acquisitions. Accordingly, management believes the pro forma compensation expense may not reflect future cost savings once comprehensive compensation policies are implemented for the combined companies.

    Under the terms of the Henderson Brothers agreement, the Company acquired the outstanding capital stock of Henderson Brothers for approximately
$230.0 million in cash. Pursuant to the agreement, Henderson Brothers was required to deliver at the closing, a minimum working capital, as defined in the agreement, of $49.0 million and 19 NYSE memberships. The excess of the purchase price over fair value of approximately $207.7 million will be allocated to intangible assets with the corresponding respective lives as follows:

INTANGIBLE ASSET                                             AMOUNT      LIFE
----------------                                            --------   --------
Specialist Stock Listing..................................   $ 87.7    40 years
Goodwill..................................................    120.0    15 years
                                                             ------
                                                             $207.7
                                                             ======

    Under the terms of the Webco agreement, the Company acquired Webco for
2.8 million shares of the Company's common stock, approximately $9.2 million in cash and senior promissory notes in the aggregate of $3.0 million, each bearing interest at 10% per annum. Pursuant to the agreement, Webco was obligated to deliver a minimum working capital, as defined, of $18.0 million. The excess of the

                                  (UNAUDITED)
                                    OVERVIEW

purchase price over fair value of approximately $28.2 million will be allocated to intangible assets with the corresponding respective lives as follows:

INTANGIBLE ASSET                                             AMOUNT      LIFE
----------------                                            --------   --------
Specialist Stock Listing..................................   $  9.8    36 years
Goodwill..................................................     18.4    15 years
                                                             ------
                                                             $ 28.2
                                                             ======

    With respect to both of the acquisitions, the allocation of purchase price and determination of useful lives was based upon an independent appraisal as of a preliminary date. The useful life of the specialist stock list was determined based upon analysis of historical turnover characteristics of the specialist stocks.

    The Company incurred indebtedness with a principal amount of $250.0 million. The proceeds of the indebtedness, net of a discount of approximately $4.3 million and estimated issuance costs of approximately
$7.1 million, were used for the acquisition of Henderson Brothers and partially for the acquisition of Webco and to pay related transaction costs of both acquisitions.

                              LABRANCHE & CO INC.
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                               DECEMBER 31, 1999
                                  (UNAUDITED)
                                (000'S OMITTED)

                                                                                            PRO FORMA           PRO FORMA
                                                                 (A)          (B)      ADJUSTMENTS FOR THE   ADJUSTED FOR THE
                                                                WEBCO      HENDERSON       ACQUISITION         ACQUISITION
                                                 HISTORICAL   SECURITIES   BROTHERS       TRANSACTIONS         TRANSACTIONS
                                                 ----------   ----------   ---------   -------------------   ----------------
ASSETS
CASH AND CASH EQUIVALENTS......................     83,774        1,574       9,738           238,638 (c)          87,552
                                                                                             (230,000)(d)
                                                                                               (9,200)(d)
                                                                                               (3,396)(e)
                                                                                               (3,576)(c)
SECURITIES PURCHASED UNDER AGREEMENTS TO
  RESELL.......................................     25,422                   19,500           (19,500)(e)          25,422
RECEIVABLE FROM BROKERS AND DEALERS............     33,662       11,848      96,234                               141,744
RECEIVABLE CUSTOMERS...........................                               1,173                                 1,173
SECURITIES OWNED, at market value:
  Corporate equities...........................    148,563        3,222      29,720                               181,505
  U.S. Government Obligations..................      1,471        7,207      46,138           (31,173)(e)          23,643
  Other........................................      2,515                                                          2,515
COMMISSIONS RECEIVABLE.........................      3,835                                                          3,835
INCOME TAXES RECEIVABLE........................                               1,557                                 1,557
EXCHANGE MEMBERSHIPS CONTRIBUTED FOR USE, at
  market value.................................     20,700        2,550       4,600                                27,850
EXCHANGE MEMBERSHIPS OWNED, at cost (market
  value of)....................................      6,300        1,301       8,836            33,863 (f)          50,300
OFFICE EQUIPMENT AND LEASEHOLD IMPROVEMENTS,
  net..........................................      1,355                                                          1,355
INTANGIBLE ASSETS..............................    170,341                                    235,964 (g)         406,305
OTHER ASSETS...................................      7,187           15       1,727             7,054 (c)          15,983
                                                  --------     --------    --------        ----------           ---------
Total assets...................................   $505,125     $ 27,717    $219,223        $  218,674           $ 970,739
                                                  ========     ========    ========        ==========           =========
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Payable to brokers and dealers...............      7,726                   68,702                                76,428
  Securities sold, but not yet purchased, at
    market value...............................     36,900        1,377      20,805                                59,082
  Accrued compensation.........................     12,016                                      5,000 (h)          17,016
  Accounts payable and other accrued
    expenses...................................      5,522        4,031       8,777                                18,330
  Payable to customers.........................                               6,552                                 6,552
  Payable to correspondents....................                               1,016                                 1,016
  Income tax liabilities.......................      7,959                      741                                 8,700
  Deferred tax liabilities.....................                                                60,458 (g)          60,458
                                                  --------     --------    --------        ----------           ---------
                                                    70,123        5,408     106,593            65,458             247,582
                                                  --------     --------    --------        ----------           ---------

LONG TERM DEBT.................................    115,822                                    245,693 (i)         361,515
                                                                                                3,000 (j)           3,000
                                                  --------     --------    --------        ----------           ---------
                                                   115,822                                    248,693             364,515
                                                  --------                                 ----------           ---------
SUBORDINATED LIABITIIES
  Exchange memberships, at market value........     20,700        2,550       4,600                                27,850
  Other subordinated indebtedness..............     46,508                   54,069           (54,069)(e)          46,508
                                                  --------     --------    --------        ----------           ---------
                                                    67,208        2,550      58,669           (54,069)             74,358
                                                  --------     --------    --------        ----------           ---------
                                                                                               32,312 (d)
STOCKHOLDERS' EQUITY...........................    251,972       19,759      53,961           (73,720)(k)         284,284
                                                  --------     --------    --------        ----------           ---------
Total liabilities and stockholders' equity.....   $505,125     $ 27,717    $219,223        $  218,674           $ 970,739
                                                  ========     ========    ========        ==========           =========

                              LABRANCHE & CO INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     (000'S OMITTED, EXCEPT PER SHARE DATA)

                                                                PRO FORMA        PRO FORMA
                                                               ADJUSTMENTS        ADJUSTED
                                                                 FOR THE          FOR THE          (T)          (U)
                                                              REORGANIZATION   REORGANIZATION     WEBCO      HENDERSON
                                                 HISTORICAL    TRANSACTIONS     TRANSACTIONS    SECURITIES    BROTHERS
                                                 ----------   --------------   --------------   ----------   ----------
REVENUES:
  Net gain on principal transactions...........    150,971                         150,971         7,474       52,470
  Commissions..................................     37,222                          37,222         5,714       23,663
  Other........................................     12,844                          12,844           555        5,956
                                                  --------       -------          --------       -------      -------
    Total revenues.............................    201,037            --           201,037        13,743       82,089
                                                  --------       -------          --------       -------      -------
EXPENSES:
  Employee compensation and related benefits...     34,268        25,214 (l)        59,482         7,912       43,263
  Lease of exchange memberships................      8,416                           8,416           392
  Interest.....................................      8,286         6,160 (m)        15,144                      4,178
                                                                   1,002 (n)
                                                                      18 (o)
                                                                    (322)(p)
  Amortization of intangibles..................      4,623         2,243 (q)         6,866
  Exchange, clearing and brokerage fees........      3,709                           3,709           609        1,765
  Occupancy....................................      1,411                           1,411           119          217
  Communications...............................      1,193                           1,193                        137
  Legal and professional fees..................      1,622                           1,622                        887
  Other........................................      3,041                           3,041           537        6,974
                                                  --------       -------          --------       -------      -------
    Total expenses before Managing Directors'
      compensation, Limited Partners' interest
      in earnings of subsidiary and taxes......     66,569        34,315           100,884         9,569       57,421
                                                  --------       -------          --------       -------      -------
    Income before Managing Directors'
      compensation, Limited Partners' interest
      in earnings of subsidiary and taxes......    134,468       (34,315)          100,153         4,174       24,668
MANAGING DIRECTORS' COMPENSATION...............     56,191       (56,191)(r)            --            --           --
                                                  --------       -------          --------       -------      -------
    Income before limited partners' interest in
      earnings of sub and provision for
      taxes....................................     78,277        21,876           100,153         4,174       24,668
LIMITED PARTNERS' INTEREST IN EARNINGS OF
  SUBSIDIARY...................................     25,344       (25,344)(s)            --            --           --
                                                  --------       -------          --------       -------      -------
    Income before provision for income taxes...     52,933        47,220           100,153         4,174       24,668
PROVISION FOR INCOME TAXES.....................     23,899        22,266            46,165         1,914       12,317
                                                  --------       -------          --------       -------      -------
    Net income.................................   $ 29,034       $24,954          $ 53,988       $ 2,260      $12,351
                                                  ========       =======          ========       =======      =======
    Pro forma weighted average shares
      outstanding..............................     40,443
                                                  ========
    Pro forma basic and diluted net earnings
      per share................................   $   0.72
                                                  ========

                                                                     PRO FORMA
                                                   PRO FORMA         ADJUSTED
                                                  ADJUSTMENTS         FOR THE
                                                    FOR THE       REORGANIZATION
                                                  ACQUISITION     AND ACQUISITION
                                                  TRANSACTIONS     TRANSACTIONS
                                                 --------------   ---------------
REVENUES:
  Net gain on principal transactions...........                       210,915
  Commissions..................................                        66,599
  Other........................................                        19,355
                                                    --------          -------
    Total revenues.............................           --          296,869
                                                    --------          -------
EXPENSES:
  Employee compensation and related benefits...       (6,197)(v)      104,460
  Lease of exchange memberships................                         8,808
  Interest.....................................       31,078 (w)       46,712
                                                         250 (x)
                                                      (3,938)(y)

  Amortization of intangibles..................       11,693 (z)       18,559
  Exchange, clearing and brokerage fees........                         6,083
  Occupancy....................................                         1,747
  Communications...............................                         1,330
  Legal and professional fees..................                         2,509
  Other........................................                        10,552
                                                    --------          -------
    Total expenses before Managing Directors'
      compensation, Limited Partners' interest
      in earnings of subsidiary and taxes......       32,886          200,760
                                                    --------          -------
    Income before Managing Directors'
      compensation, Limited Partners' interest
      in earnings of subsidiary and taxes......      (32,886)          96,109
MANAGING DIRECTORS' COMPENSATION...............                            --
                                                    --------          -------
    Income before limited partners' interest in
      earnings of sub and provision for
      taxes....................................      (32,886)          96,109
LIMITED PARTNERS' INTEREST IN EARNINGS OF
  SUBSIDIARY...................................           --               --
                                                    --------          -------
    Income before provision for income taxes...      (32,886)          96,109
PROVISION FOR INCOME TAXES.....................       (8,137)(aa)      52,259
                                                    --------          -------
    Net income.................................     $(24,749)         $43,850
                                                    ========          =======
    Pro forma weighted average shares
      outstanding..............................                        48,675
                                                                      =======
    Pro forma basic and diluted net earnings
      per share................................                       $  0.90
                                                                      =======

                      LABRANCHE & CO INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                                  (UNAUDITED)

    a.  Reflects the historical balance sheet of Webco as of October 31, 1999.

    b. Reflects the historical statement of financial condition of Henderson Brothers as of December 31, 1999.

    c. Reflects the proceeds received of $238.6 million from the issuance of the senior subordinated notes at a discount of approximately
       $4.3 million, net of the debt issuance costs of approximately
       $7.1 million.

    d. Reflects the acquisition of Henderson Brothers assuming cash paid of $230.0 million and the acquisition of Webco assuming cash paid of $9.2 million and issuance of $32.3 million in common stock. For purposes of determining consideration paid, the measurement date is used for valuing the shares to be issued. The measurement date, for accounting purposes, will be the last date the number of shares becomes fixed without subsequent revision, pursuant to the merger agreement. For purposes of determining the consideration paid for the pro forma financial statements, 2.8 million shares of common stock were assumed to be issued at a market price of $11.54 per share. The market price was calculated using an average of the closing price of the stock for the 5 days before and the 5 days after December 27, 1999, the announcement in the acquisition.

    e. Reflects the repayment of approximately $54.1 million of subordinated debt of Henderson Brothers prior to the completion of the acquisition. Repayment is assumed to be applied first to reduce available cash, second to reduce securities purchased under agreements to resell and the remainder to reduce securities owned.

    f. Reflects the write-up of the exchange memberships acquired in the Henderson Brothers and Webco acquisitions to fair market value from historical cost, as of the acquisition dates.

    g. Reflects a total of approximately $236.0 million of purchase price allocated to intangibles for the acquisitions of Henderson Brothers and Webco, adjusted to record deferred tax liabilities at an estimated rate of 46% related to the excess of purchase price allocated to exchange memberships and intangible assets, other than goodwill.

    h. Reflects the accrural related to consulting agreements entered into with two former Henderson Brothers stockholders which stipulate for future payments in the aggregate of $5.0 million.

    i. Reflects the issuance of $250.0 million of principal amount of senior subordinated notes net of a discount of approximately $4.3 million. The net proceeds are assumed to be used for the acquisitions of Henderson Brothers and Webco and the related transaction costs.

    j. Reflects the issuance of $3.0 million aggregate amount of senior promissory notes issued to Webco stockholders.

    k. Reflects the elimination of the stockholders' equity of Henderson Brothers and Webco.

    l. Employee compensation and benefits was adjusted to reflect managing directors' compensation based on the revised compensation policies which were implemented at the time of the reorganization. Under this policy, a compensation pool of up to 30% of pre-tax income is set aside for managing directors and other employees. The pro forma compensation adjustment reflects managing directors' compensation, which is comprised of an annual base salary of approximately $8.5 million (34 managing directors at $250,000), and the remaining balance as bonus. The pro forma adjustment also includes compensation expenses related to employee restricted stock awards of $14.8 million which vest over 5 years and result in an

                      LABRANCHE & CO INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                                  (UNAUDITED)

       annual expense of approximately $3.0 million. The pro forma adjustment does not include any other compensation expenses related to employees who are not managing directors.

    m. Reflects the annual interest expense for the $100.0 million of senior notes, issued on August 24, 1999, based upon an interest rate of 9.5%.

    n. Reflects the annual interest expense for the $16.0 million senior note, issued on August 24, 1999, based on an interest rate of 9.5%.

    o. Reflects the annual interest expense for the $350,000 of subordinated indebtedness, issued on August 24, 1999, based on an interest rate of 8.0%.

    p. Reflects the reversal of the actual interest expense, incurred prior to the reorganization, related to the $5.0 million of subordinated indebtedness repaid, based on an interest rate of 10.0%.

    q. Reflects the annual amortization of intangibles, on a straight line basis, related to the redemption of limited partners' interest.

    r. Managing directors' compensation was adjusted to reverse the actual amounts recorded prior to the reorganization.

    s. Reflects reversal of actual limited partners' interest in earnings of subsidiary prior to the reorganization.

    t. Reflects the historical results of operations of Webco for the year ended October 31, 1999.

    u. Reflects the historical results of operations of Henderson Brothers for the year ended December 31, 1999.

    v. Employee compensation and benefits was adjusted to reverse actual compensation paid to Henderson Brothers and Webco employees based upon new compensation arrangements which were implemented at the time of the closing. Eighteen Henderson Brothers and Webco employees will be added to the LaBranche & Co Inc. Annual Incentive Plan and were paid a base annual compensation and bonus as described in Note l above.

    w. Reflects the annual interest expense for the $250.0 million of principal amount of senior subordinated notes, including the accretion of approximately $4.3 million of discount and the amortization of $7.1 million of debt issuance costs based on an effective interest rate of approximately 13.0%. This excludes any payment made pursuant to an Excess Cash Flow Offer.

    x. Reflects the annual interest expense for $2.5 million of the $3.0 million senior promissory notes, assuming that $500,000 aggregate amount of such promissory notes is paid within less than one year, at an interest rate of 10.0%.

    y. Reflects the reversal of the actual interest expense incurred for the repayment of Henderson Brothers' subordinated debt.

    z. Reflects the annual amortization of intangibles, on a straight line basis, related to the acquisitions of Henderson Brothers and Webco.

    aa. Reflects the consolidated federal, state and local taxes for the combined company at an estimated tax rate of approximately 46%, including the deferred tax benefit related to the amortization of the deferred tax liability established in connection with the recording of the specialist stock listings at the respective estimated life of the intangible assets.